UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2018

Commission File Number 000-55918

MUSCLE MAKER, INC.

(Exact name of small business issuer as specified in its charter)

California	47-2555533
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

308 East Renfro Street, Suite 101, Burleson, Texas 76028

(Address of principal executive offices)

732-669-1200

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 8, 2018, Peter S. Petrosian was appointed as a director of Muscle Maker, Inc. (the “Company”). On June 14,2018, Omprakash Vajinapalli was appointed as a director of the Company.

Since the beginning of the Company’s last fiscal year through the present, there have been no transactions with the Company, and there are currently no proposed transactions with the Company, in which the amount involved exceeds $120,000 and in which Mr. Petrosian had or will have a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K. No arrangement or understanding exists between Mr. Petrosian and any other person pursuant to which Mr. Petrosian was selected as a director of the Company.

Mr. Petrosian is a senior level food service executive with diversified leadership experience in casual dining, contract management, quick service and quick casual segments with a background in growth and turnaround situations, demonstrated expertise in operations, mergers and acquisitions, profit improvement, strategic planning and business development. Since 2005 to the present, Mr. Petrosian owned and operated PSP Management Consulting providing interim executive support in areas of organizational development, business, franchise and operational planning and valuation assistance to private equity firms in the restaurant industry. From November 2013 to January 2017, Mr. Petrosian served as the Chief Development Officer of Franchise Sports Concepts, LLC, a franchisor of Beef ‘O’ Brady’s and the Brass Tap. From 2007 to 2013, Mr. Petrosian was the Chief Operating Officer of Steak-Out Franchising, Inc., a franchisor of a char-broiled steak and full meal delivery concept. Prior to 2007, Mr. Petrosian held various positions with McAlister’s Corporation, AFC Enterprises (Church’s Chicken), Service America Corporation (wholly owned subsidiary of GE Capital) and Marriott Corporation.

Mr. Vajinapalli, since July 2007, has served as the CEO/President of HighRise IT Consultancy LLC. Mr. Vajinapalli received a Bachelor of Engineering from Bangalore University in 1993.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MUSCLE MAKER, INC.

		By:	/s/ Michael Roper
		Name:	Michael Roper
		Title:	Chief Executive Officer

Date:	July 19, 2018
Burleson, Texas